UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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ARES CAPITAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Ares Capital Corporation

280 Park Avenue, 22nd Floor
New York, NY 10017

April 30, 2007

Dear Stockholder:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) of Ares Capital Corporation (the “Company”) to be held on May 30, 2007 at 11:00 a.m., Pacific Coast Time, at The Hyatt Regency Century Plaza, 2025 Avenue of the Stars, Los Angeles, California 90067.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the 2007 Annual Meeting. At the meeting, you will be asked to elect two directors of the Company and to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm.

Your vote is important regardless of the number of shares you own. We urge you to sign, date and mail the enclosed proxy card or authorize your proxy as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

On behalf of your board of directors, thank you for your continued interest and support.

Sincerely,

Bennett Rosenthal
Chairman of the Board of Directors

Ares Capital Corporation

280 Park Avenue, 22nd Floor
New York, NY 10017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 30, 2007

To the Stockholders of Ares Capital Corporation:

Notice is hereby given that the 2007 Annual Meeting of the Stockholders (the “2007 Annual Meeting” or “Annual Meeting”) of Ares Capital Corporation, a Maryland corporation (the “Company”), will be held on May 30, 2007 at 11:00 a.m., Pacific Coast Time, at The Hyatt Regency Century Plaza, 2025 Avenue of the Stars, Los Angeles, California 90067, for the following purposes:

1.                 To elect two directors to serve for a term of three years, and until their successors are duly elected and qualify;

2.                 To consider and vote upon the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2007;

3.                 To consider and take action upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Only the holders of record of shares of common stock of the Company at the close of business on April 30, 2007 will be entitled to receive notice of and vote at the meeting.

It is important to your interests that all stockholders participate in the affairs of the Company, regardless of the number of shares you own. Accordingly, the Company urges you to promptly fill out, sign and return the enclosed proxy even if you plan to attend the meeting. Instructions are shown on the proxy card. You have the option to revoke the proxy at any time prior to the meeting, or to vote your shares personally on request if you attend the meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

Hue H. Nguyen
Secretary

Los Angeles, California
April 30, 2007

Ares Capital Corporation

280 Park Avenue, 22nd Floor
New York, NY 10017

Proxy Statement
2007 Annual Meeting of Stockholders

The proxy that accompanies this statement is being solicited by the board of directors of Ares Capital Corporation, a Maryland corporation (the “Company,” “we,” “us” or “our”), for use at the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 30, 2007 at 11:00 a.m., Pacific Coast Time, at The Hyatt Regency Century Plaza, 2025 Avenue of the Stars, Los Angeles, California 90067, or at any adjournment or postponement thereof. This proxy statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K, which includes audited financial statements for the year ended December 31, 2006, are first being sent to the Company’s stockholders on or about May 1, 2007.

Any stockholder “of record” (i.e., you hold shares directly in your name) giving a valid proxy for the Annual Meeting may revoke it before it is exercised by giving a later dated properly executed proxy, by giving notice of revocation to the Company in writing before or at the Annual Meeting or by attending the Annual Meeting and voting in person. However, the mere presence at the Annual Meeting of the stockholder does not revoke the proxy. If your shares are held for your account by a broker, bank or other institution or nominee, you may vote such shares at the meeting only if you obtain proper written authority from your institution or nominee and present it at the meeting. Unless revoked as stated above, the shares of common stock represented by valid proxies will be voted on all matters to be acted upon at the Annual Meeting. With respect to the election of directors, proxies cannot be voted for a greater number of persons than the number of nominees named.

On any matter or matters with respect to which the proxy contains instructions for voting, the votes entitled to be cast by such shares will be cast in accordance with such instructions. If no specification is made, the votes entitled to be cast by such shares will be cast FOR the election of the two director nominees and FOR the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2007.

The board of directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxies to vote in accordance with their discretion on such matters. The stockholders of the Company have no dissenter’s or appraisal rights in connection with any of the proposals described herein.

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 30, 2007. As of April 29, 2007, there were 69,486,220 shares of common stock outstanding. Each share of common stock has one vote. The presence, in person or by proxy, of the holders of shares of stock of the Company entitled to cast a majority of the votes entitled to be cast shall constitute a quorum for the purposes of the Annual Meeting. If a quorum is not present at the Annual Meeting, the chairman of the meeting or the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless such proxies are marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Abstentions and broker non-votes, where a broker proxy indicates that the nominee has not received instructions on a particular proposal and does not have discretionary authority to vote the shares on such proposal, will be deemed to be present for the purpose of determining a quorum for the Annual Meeting. However, abstentions and broker non-votes are counted as votes not cast. As a result, the effect of an abstention or broker non-vote will be the same as a vote against Proposal 1 because the affirmative vote of the holders of more than 50% of the outstanding shares of the Company’s common stock is required under the Company’s Bylaws to approve Proposal 1 (to elect two directors to serve for a term of three years, and until their successors are duly elected and qualify), but will have no effect on Proposal 2 because the affirmative vote of a majority of the votes cast at the Annual Meeting is required under the Company’s Bylaws to approve Proposal 2 (to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm).

We will bear the cost of solicitation of proxies in the form accompanying this statement. Proxies will be solicited by mail or by requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares of common stock held of record by such brokers, custodians, nominees or fiduciaries, each of whom we will reimburse for its expenses in so doing. In addition to the use of mail, directors, officers and regular employees of the Company, who receive no compensation for their services other than their regular salaries, may solicit proxies personally, by telephone and by electronic mail from stockholders. The Company has engaged the services of Computershare Investor Services, LLC (“Computershare”)  for the purpose of assisting in the solicitation of proxies (including broker search and delivery services) at a cost of approximately $1,500 plus reimbursement of certain expenses. Please note that Computershare may be used to solicit stockholder proxies by telephone on behalf of the Company.

PROPOSAL 1: ELECTION OF DIRECTORS

Under our charter (“Charter”) and Amended and Restated Bylaws (“Bylaws”) (together, our “Charter Documents”), our directors are divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

The terms of Frank E. O’Bryan and Eric B. Siegel, the Class III directors, will expire at the 2007 Annual Meeting, and they have been nominated by the Nominating Committee of the board of directors and by the board of directors, in accordance with our Bylaws, to stand for re-election at the Annual Meeting and to hold office until the annual meeting to be held in 2010 and until their successors are elected and qualify. Our Charter Documents provide that directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote in such election. Therefore, the affirmative vote of a majority of the shares of common stock outstanding as of the close of business on the record date is required to elect Mr. O’Bryan and Mr. Siegel as directors of the Company for the term for which they have been nominated.

A stockholder can vote for or withhold his or her vote from such nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If either nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Nominating Committee of the board of directors and by the board of directors as a replacement. The board of directors has no reason to believe that either nominee will be unable or unwilling to serve.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF FRANK E. O’BRYAN AND ERIC B. SIEGEL AS DIRECTORS OF THE COMPANY FOR THE TERM FOR WHICH THEY HAVE BEEN NOMINATED.

Information about the Director Nominees, the Directors and the Executive Officers

The following information as of April 25, 2007 was furnished to the Company by each director nominee and each currently serving director and executive officer, and sets forth the name, age, principal occupation or employment of each such person, all positions and offices such director nominee, director or executive officer has held with the Company, and the period during which he or she has served as a director or executive officer of the Company. Messrs. O’Bryan and Siegel have not been proposed for election, nor has any director or executive officer of the Company been selected as a director or officer of the Company, pursuant to any agreement or understanding with the Company or any other person. Ares Partners Management Company LLC (“Ares Partners”) and its affiliated companies, including Ares Management LLC, are collectively referred to as “Ares,” unless the context otherwise requires.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Directoror or Nominee	Other Directorships of Public or Investment Companies Held by Director or Nominee for Director
Nominees for Class III Independent Director—Term Expiring in 2010
Frank E. O’Bryan, 73	Director	Class III Director since 2005; term expires in 2007	Since 2004, Mr. O’Bryan has been retired. Mr. O’Bryan served as Chairman of the Board of WMC Mortgage Company from 1997 to 2003 and as Vice-Chairman until 2004.	None(4)	Standard Pacific Corporation, Farmers & Merchants Bank
Eric B. Siegel, 49	Director	Class III Director since 2004; Term expires 2007

Since 1995, Mr. Siegel has been an independent business consultant providing advice through a limited liability company owned by Mr. Siegel, principally with respect to acquisition strategy and structuring, and the subsequent management of acquired companies.

				None(4)	El Paso Electric Company
Independent Directors
Douglas E. Coltharp, 45	Director	Class I Director since 2004; Term expires 2008

Since 1996, Mr. Coltharp has been the Executive Vice President and Chief Financial Officer of Saks Incorporated (NYSE ‘‘SKS’’), which is in the process of relocating from Birmingham, Alabama to New York City. Mr. Coltharp has elected not to relocate for personal reasons. and effective May 4, 2007 will resign from Saks and become a partner at Arlington Capital Advisors, a Birmingham-based investment banking and private equity firm.

				None(4)	Under Armour, Inc.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Directoror or Nominee	Other Directorships of Public or Investment Companies Held by Director or Nominee for Director
Interested Directors
Robert L. Rosen, 60(2)	Director	Class II Director since 2004; Term expires 2009

Mr. Rosen has served since August 2005 as managing partner of RLR Capital Partners and RLR Focus Fund, which invest principally in the securities of publicly traded North American companies. From February 2005 until August 2005, Mr. Rosen worked on the documentation and fund raising leading to the launch of RLR Capital Partners and RLR Focus Fund. Mr. Rosen served from July 2003 until February 2005 as co-Managing Partner of Dolphin Domestic Fund II, a diversified private investment partnership that invested primarily in publicly traded North American companies. From January 2003 until July 2003, Mr. Rosen pursued business opportunities. Mr. Rosen served as Chairman and CEO from 1999 to 2002 of National Financial Partners, an independent distributor of financial services to high net worth individuals and small to medium-sized corporations founded by Mr. Rosen in 1998.

None(4)
Bennett Rosenthal, 43(3)	Director and Chairman	Class II Director since 2004; Term expires 2009	Mr. Rosenthal has been a member of Ares since 1998 and serves as a senior partner in the Ares Private Equity Group.	None(4)	Hanger Orthopedic Group, Inc.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Directoror or Nominee	Other Directorships of Public or Investment Companies Held by Director or Nominee for Director
Executive Officers
Michael J. Arougheti, 34	President	Since 2004; Indefinite term

Since 2007, Mr. Arougheti has been a member of Ares and since 2004, Mr. Arougheti has served as a member of the investment committee of Ares Capital Management LLC, the Company’s investment adviser. From October 2001 until joining Ares in May 2004, Mr. Arougheti served as Managing Partner of the Principal Finance Group of RBC Capital Partners and a member of its Mezzanine Investment Committee.

Richard S. Davis, 48	Chief Financial Officer	Since March 2007; Indefinite term

Mr. Davis has served as Executive Vice President—Finance and Co-Chief Operating Officer of Ares since June 2006. Prior to that, Mr. Davis was with Arden Realty, Inc., a real estate investment trust, serving as its Executive Vice President, Chief Financial Officer from July 2000.

Merritt S. Hooper, 45	Vice President of Investor Relations and Assistant Treasurer	Since 2004; Indefinite term	Since 2001, Ms. Hooper has served as the Vice President of Investor Relations for all Ares funds.
Daniel F. Nguyen, 35	Treasurer	Since March 2007; Indefinite term	Mr. Nguyen has served as the Chief Financial Officer of Ares since 2003. Prior to that, Mr. Nguyen served as Director of Accounting & Operations at Ares from 2001 to 2002.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Directoror or Nominee	Other Directorships of Public or Investment Companies Held by Director or Nominee for Director
Hue H. Nguyen, 35	Chief Compliance Officer and Secretary	Since 2006; Indefinite term

Mr. Nguyen has served as Chief Compliance Officer of the Company since November 2006. Prior to that, Mr. Nguyen served as Regional Compliance Officer for Dimensional Fund Advisors from early 2005. From 2002 to 2005, Mr. Nguyen served as Principal Regulatory consultant for Advisors Compliance Associates LLC.

Michael D. Weiner, 54	General Counsel and Vice President	Since 2006; Indefinite term

Mr. Weiner has been a member of Ares and has served as Chief Legal Officer and Co-Chief Operating Officer of Ares since September 2006. Prior to that, Mr. Weiner served as general counsel to Apollo Management L.P. and had been an officer of the corporate general partners of Apollo since 1992.

(1)          The business address of the director nominee and each director and executive officer is c/o Ares Capital Corporation, 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067.

(2)          From time to time Ares Management LLC has discussed with Mr. Rosen expanding his relationship with Ares Management. If those discussions were to bear fruit, Mr. Rosen may no longer be considered an ‘‘independent’’ director of Ares Capital. As a result, in an abundance of caution, we treat Mr. Rosen as an ‘‘interested person’’ of the Company as defined in section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”). However, the Board may recharacterize Mr. Rosen as an “independent” director in the future if such discussions do not result in any relationships that would cause Mr. Rosen to be an “interested person.”

(3)          Such director is an ‘‘interested person’’ of the Company as defined in Section 2(a)(19) of the 1940 Act because he is on the investment committee of Ares Capital Management LLC, the Company’s investment adviser, and is a member of  Ares Partners Management Company LLC, the parent of Ares Management LLC, the managing member of the investment adviser.

(4)          Other than the Company.

Information about Independent Directors

Douglas E. Coltharp, 45, has served as a director of the Company since 2004. Since November 1996, he has been the Executive Vice President and Chief Financial Officer of Saks Incorporated (NYSE ‘‘SKS’’), which is in the process of relocating its headquarters from Birmingham, Alabama to New York City. Mr. Coltharp has elected not to relocate for personal reasons and effective May 4, 2007 will resign from Saks and become a partner at Arlington Capital Advisors, a Birmingham-based investment banking and private equity firm. Prior to joining Saks Incorporated, Mr. Coltharp spent ten years in the Corporate Finance Department of NationsBank (now known as Bank of America), most recently as Senior Vice President and head of the Southeast Corporate Finance Group headquartered in Atlanta. Mr. Coltharp holds a B.S. in Finance and Economics from Lehigh University in Bethlehem, Pennsylvania and an M.B.A. from the Wharton School, University of Pennsylvania, in Philadelphia, Pennsylvania. Mr. Coltharp also serves on the boards of directors of Stratus Technologies, Inc. and Under Armour, Inc.

Frank E. O’Bryan, 73, served as Chairman of the Board of WMC Mortgage Company from 1997 to 2003 and as a Vice Chairman until 2004 when the company was sold to General Electric Corporation. Mr. O’Bryan served as Vice Chairman of Shearson/American Express Mortgage Corp. and as a Director of Shearson American Express from 1981 to 1985 and prior to that served as a Director and senior executive of Shearson Hayden Stone from 1979 to 1981. Mr. O’Bryan has been a Director of The First American Corporation since 1994. Since 2003, he has been a Director of Standard Pacific Corporation and a Director of Farmers & Merchants Bank since 2004. Mr. O’Bryan is a past member of the board of directors of both Damon Corporation and Grubb & Ellis.

Eric B. Siegel, 49, has served as a director of the Company since 2004. Since 1995, Mr. Siegel has been an independent business consultant providing advice through a limited liability company owned by Mr. Siegel, principally with respect to acquisition strategy and structuring, and the subsequent management of acquired entities. Mr. Siegel is currently a member of the Advisory Board of and consultant to the Milwaukee Brewers Baseball Club and a Director and Chairman of the Executive Committee of El Paso Electric Company, an NYSE publicly traded utility company.  Mr. Siegel is also a past member of the boards of directors of a number of public companies, including Kerzner International Ltd. until it went private in 2006. Mr. Siegel is a retired limited partner of Apollo Advisors, L.P. and Lion Advisors, L.P. Mr. Siegel is also a member of the Board of Trustees of the Marlborough School, where he also serves as Finance Chair, a member of the Board of Directors of the Friends of the Los Angeles Free Clinic and a board member of Reprise! Broadway’s Best, a non-profit theatre organization. Mr. Siegel holds his Bachelor of Arts degree Summa Cum Laude and Phi Beta Kappa and law degree Order of the Coif from the University of California at Los Angeles.

Information about Interested Directors

Robert L. Rosen, 60, has served as a director of the Company since 2004. Mr. Rosen is managing partner of RLR Capital Partners and RLR Focus Fund which invests principally in the securities of publicly traded North American companies. Mr. Rosen served from 2003 until 2005 as co-Managing Partner of Dolphin Domestic Fund II. In 1998, Mr. Rosen founded National Financial Partners (‘‘NFP’’), an independent distributor of financial services to high net worth individuals and small to medium-sized corporations. He served as NFP’s CEO from 1998 to 2000 and as its Chairman until January 2002. From 1987 to the present, Mr. Rosen has been CEO of RLR Partners, LLC, a private investment firm with interests in financial services, healthcare, media and multi-industry companies. From 1989 to 1993, Mr. Rosen was Chairman and CEO of Damon Corporation, a leading healthcare and laboratory testing company that was ultimately sold to Quest Diagnostics. From 1983 to 1987, Mr. Rosen was Vice Chairman of Maxxam Group. Prior to that, Mr. Rosen spent twelve years at Shearson American Express in positions in research, investment banking and senior management, and for two years was Assistant to Sanford Weill, the then Chairman and CEO of Shearson. Mr. Rosen holds an MBA in finance from NYU’s Stern School.

Mr. Rosen also serves on the board of directors of Marietta Corporation. From time to time, Ares Management is in discussions with Mr. Rosen regarding expanding his relationship with Ares Management. If those discussions were to bear fruit, Mr. Rosen may no longer be considered an ‘‘independent’’ director of Ares Capital. As a result, in an abundance of caution, we treat Mr. Rosen as an ‘‘interested person’’ of the Company as defined in section 2(a)(19) of the 1940 Act. However, the Board may recharacterize Mr. Rosen as an “independent” director in the future if such discussions do not result in any relationships that would cause Mr. Rosen to be an “interested person.”

Bennett Rosenthal, 43, has served as a Chairman and director of the Company since 2004. Mr. Rosenthal is a founding member of Ares and functions as a Senior Partner in the Private Equity Group. Since 1998, Mr. Rosenthal has also overseen all of Ares’ mezzanine debt investments. Prior to joining Ares, Mr. Rosenthal was a Managing Director in the Global Leveraged Finance Group of Merrill Lynch and was responsible for originating, structuring and negotiating many leveraged loan and high yield financings. Mr. Rosenthal was also a senior member of Merrill Lynch’s Leveraged Transaction Commitment Committee. Mr. Rosenthal is a member of the following boards of directors: AmeriQual Management, Inc., Aspen Dental Management, Inc., Douglas Dynamics, LLC and Hanger Orthopedic Group, Inc. He is also the Co-Chairman of the Board of Directors of National Bedding Company LLC (Serta). Mr. Rosenthal graduated summa cum laude with a BS in Economics from the University of Pennsylvania’s Wharton School of Business where he also received his MBA with distinction. Mr. Rosenthal is an ‘‘interested person’’ of the Company as defined in section 2(a)(19) of the 1940 Act because he is on the investment committee of Ares Capital Management, the Company’s investment adviser, and is a member of Ares Partners Management Company LLC, the parent of Ares Management, LLC, the managing member of the investment adviser.

Information about Executive Officers

Michael J. Arougheti, 34, is President of the Company and joined Ares in May 2004 and became a member of Ares in January 2006. Prior to that time, Mr. Arougheti was employed by Royal Bank of Canada, where he was a Managing Partner of the Principal Finance Group of RBC Capital Partners and a member of the firm’s Mezzanine Investment Committee. At RBC Capital Partners, Mr. Arougheti oversaw an investment team that originated, managed and monitored a diverse portfolio of middle market leveraged loans, senior and junior subordinated debt, preferred equity, and common stock and warrants on behalf of RBC and other third-party institutional investors. Mr. Arougheti joined Royal Bank of Canada in October 2001 from Indosuez Capital, where he was a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. Mr. Arougheti sat on the firm’s Investment Committee and was also active in the firm’s private equity fund investment and fund of funds program. Prior to joining Indosuez in 1994, Mr. Arougheti worked at Kidder Peabody & Co., where he was a member of the firm’s Mergers and Acquisitions Group advising clients in various industries, including natural resources, pharmaceuticals and consumer products. Mr. Arougheti has extensive experience in leveraged finance, including senior bank loans, mezzanine debt and private equity. He has worked on a range of transactions for companies in the consumer products, manufacturing, healthcare, retail and technology industries. Mr. Arougheti received a B.A. in Ethics, Politics and Economics, cum laude, from Yale University.

Richard S. Davis, 48, is Chief Financial Officer of the Company and joined Ares in June 2006 as Executive Vice President—Finance and Co-Chief Operating Officer. From December 1997 to May 2006, Mr. Davis was with Arden Realty, Inc., a real estate investment trust, serving as its Executive Vice President, Chief Financial Officer from July 2000. From 1996 to 1997, Mr. Davis was with Catellus Development Corporation where he was responsible for accounting and finance for the asset management and development divisions. From 1985 to 1996, Mr. Davis served as a member of the audit staff of both KPMG LLP and Price Waterhouse LLP. Mr. Davis is a Certified Public Accountant and a member of the

American Institute of CPAs. Mr. Davis received his Bachelor of Science Degree in Accounting from the University of Missouri at Kansas City.

Daniel F. Nguyen, 35, is Treasurer of the Company and joined Ares in August 2000. From 1996 to 2000, Mr. Nguyen was with Arthur Andersen LLP, where he was in charge of conducting business audits on various financial institutions, performing due diligence investigation of potential mergers and acquisitions, and analyzing changes in accounting guidelines for derivatives. At Arthur Andersen LLP, Mr. Nguyen also focused on treasury risk management and on mortgage-backed securities and other types of structured financing. Mr. Nguyen graduated with a B.S. in Accounting from the University of Southern California’s Leventhal School of Accounting and received an MBA in Global Business from Pepperdine University’s Graziadio School of Business and Management. Mr. Nguyen also studied European business environment at Oxford University in England as part of the MBA curriculum. Mr. Nguyen is a CFA charterholder and a Certified Public Accountant.

Michael D. Weiner, 54, is General Counsel of the Company. Mr. Weiner joined Ares as its Chief Legal Officer and Co-Chief Operating Officer and became a member of Ares in September 2006. Previously, Mr. Weiner served as general counsel to Apollo Management L.P. and had been an officer of the corporate general partners of Apollo since 1992. Prior to joining Apollo, Mr. Weiner was a partner in the law firm of Morgan, Lewis & Bockius specializing in corporate and alternative financing transactions, securities law and general partnership and corporate and regulatory matters. Mr. Weiner has served and continues to serve on the boards of directors of several private corporations. Mr. Weiner graduated with a BS in Business and Finance from the University of California at Berkeley and a JD from the University of Santa Clara.

Hue H. Nguyen, 35, is Chief Compliance Officer and Secretary of the Company and joined Ares in November 2006. Previously, Mr. Nguyen was with Dimensional Fund Advisors, an SEC registered investment adviser /broker dealer to large scale investment companies serving as its Regional Compliance Officer from early 2005. From 2002 to 2005, Mr. Nguyen was a Principal Regulatory Consultant for Advisors Compliance Associates LLC, an independent compliance consulting firm focusing on compliance and operational risk issues for the investment management industry. From 1997 to 2002, Mr. Nguyen served as a Senior Manager/Principal Consultant with PricewaterhouseCoopers’ Regulatory and Compliance Consulting Group. Mr. Nguyen began his career as a Staff Accountant and Securities Examiner with the SEC’s New York Division of Investment Management. Mr. Nguyen is a Certified Public Accountant in the state of California and received his Bachelor of Science Degree in Accounting from the University of DeVry Institute.

Merritt S. Hooper, 45, has served as Vice President of Investor Relations and Assistant Treasurer of the Company since 2004. Ms. Hooper is a founding investment professional of Ares and functions as the Director of Investor Relations and Marketing for all Ares funds as well as a senior investment analyst in the Capital Markets Group. Prior to Ares, Ms. Hooper was associated with Lion Advisors (an affiliate of Apollo Advisors) from 1991 to 1997 and worked as a senior credit analyst participating in both portfolio management and strategy. From 1987 until 1991, Ms. Hooper was with Columbia Savings and Loan, most recently as Vice President in the Investment Management Division. Ms. Hooper serves on the executive and investment boards of Cedars-Sinai Medical Center in Los Angeles. Ms. Hooper graduated from the University of California at Los Angeles (UCLA) with a B.A. in Mathematics and received her MBA in Finance from UCLA’s Anderson School of Management.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of April 25, 2007, the number of shares of the Company’s common stock beneficially owned by each of its current directors and executive officers, all directors and executive officers as a group, and certain beneficial owners, according to information furnished to the Company by such persons.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “Commission”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13D, Schedule 13G or other filings by such persons with the Commission and other information obtained from such persons.

The address for each of the directors and executive officers is c/o Ares Capital Corporation, 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Beneficial Owners of more than 5%:	None
Directors and Executive Officers:
Interested Directors
Robert L. Rosen	None
Bennett Rosenthal	None	(2)
Independent Directors
Douglas E. Coltharp	None
Frank E. O’Bryan	None
Eric B. Siegel	2,686		*
Executive Officers
Michael J. Arougheti	None	(2)
Richard S. Davis	11,850		*
Daniel F. Nguyen	None
Hue H. Nguyen	None
Merritt S. Hooper	None
Michael D. Weiner	None
All Directors and Executive Officers as a Group (11 persons)	14,536	(2)	*

*                    Represents less than 1%.

(1)          Based on 69,486,220 shares of common stock outstanding as of April 25, 2007.

(2)          Does not include 666,667 shares of our common stock held by Ares Investments LLC (“Ares Investments”), which is affiliated with Ares Capital Management LLC, the investment manager of the Company. Although members, including Messrs Arougheti, Rosenthal and Weiner, of Ares Partners Management Company LLC (“APMC”), the indirect owner of Ares Investments, may be deemed to beneficially own the shares of our common stock held by Ares Investments, each of the members of APMC disclaim beneficial ownership of such shares except to the extent of their indirect pecuniary interest therein. The shares of our common stock held by Ares Investments have been pledged in the ordinary course to secure indebtedness of its parent Ares Management LLC, under Ares Management LLC’s credit facility.

DOLLAR RANGE OF SECURITIES BENEFICIALLY OWNED BY DIRECTORS

The following table sets forth the dollar range of our equity securities beneficially owned by the director nominee and each of our other directors as of April 25, 2007. We are not part of a “family of investment companies,” as the term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in the Company(1)(2)
Independent directors(3)
Douglas E. Coltharp	None
Frank E. O’Bryan	None
Eric B. Siegel	$10,001 - 50,000
Interested directors
Robert L. Rosen	None
Bennett Rosenthal	None

(1)          The dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

(2)          Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

(3)          As of April 25, 2007, to the best of the Company’s knowledge, except as listed above, none of the independent directors or nominees, nor any of their immediate family members, had any interest in the Company, the Company’s investment adviser, or any person or entity directly or indirectly controlling, controlled by, or under common control with the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act, the Company’s directors and executive officers, and any persons holding 10% or more of its common stock, are required to report their beneficial ownership and any changes therein to the Commission and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely upon a review of Forms 3, 4 and 5 filed by such persons, the Company believes that each of its officers and directors and any persons holding 10% or more of its common stock complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended December 31, 2006, with the exception of a late filing of a Form 4 by Mr. Eric Siegel reporting the purchase of shares of our common stock.

CORPORATE GOVERNANCE

Director Independence

Our board of directors has a majority of directors who are independent under the listing standards of The NASDAQ Global Select Stock Market LLC. The NASDAQ Manual provides that a director of a business development company shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

Our board of directors has determined that the following directors are independent: Messrs. Coltharp, O’Bryan and Siegel. Based upon information requested from each director concerning his or her background, employment and affiliations, our board of directors has affirmatively determined that none of the independent directors has a material business or professional relationship with the Company, other than in his capacity as a member of the board of directors or any board committee.

Organization of the Board of Directors

Our board of directors has established an audit committee and a nominating committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us. During 2006, the board of directors held eight formal meetings. All directors attended at least 75% of the aggregate number of meetings of the board of directors and of the respective committees on which they served. The audit committee held seven formal meetings during 2006, and the nominating committee held two formal meetings during 2006. The Company encourages, but does not require, the directors to attend the Company’s annual meeting of its stockholders.

Audit Committee

The members of the audit committee are Messrs. Coltharp, O’Bryan and Siegel, each of whom is independent for purposes of the 1940 Act and The NASDAQ Global Select Market corporate governance regulations. Mr. Coltharp serves as chairman of the audit committee. The board of directors has adopted a charter for the audit committee, which is available on the Company’s website (http://www.arescapitalcorp.com). The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The audit committee also currently receives input from independent valuation firms that have been engaged at the direction of the board to value each portfolio security at least once during a trailing 12 month period. Our board of directors has determined that Douglas E. Coltharp and Frank E. O’Bryan are each an “audit committee financial expert” (as defined in Item 401 of Regulation S-K).

Nominating Committee

The members of the nominating committee are Messrs. Coltharp, O’Bryan and Siegel, each of whom is independent for purposes of the 1940 Act and The NASDAQ Global Select Market corporate governance regulations. Mr. Siegel serves as chairman of the nominating committee. Our board of directors has adopted a charter for the nominating committee, which is available on the Company’s website (http://www.arescapitalcorp.com). The nominating committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

The nominating committee’s policy is to identify potential nominees based on suggestions from the President of the Company, members of the nominating committee, other members of the board of directors, other executive officers, and stockholders and by other means, and to evaluate such persons as a committee. In addition, from time to time, the board of directors may determine that it requires a director with a particular expertise or qualification and will actively recruit such a candidate.

Qualified candidates for membership on the board of directors will be considered without regard to race, color, creed, religion, national origin, age, gender, sexual orientation or disability. The nominating committee will review and evaluate each candidate’s character, judgment, skills (including financial literacy), background, experience and other qualifications (without regard to whether a nominee has been recommended by the Company’s stockholders), as well as the overall composition of the board of directors, and recommend to the board of directors for its approval the slate of directors to be nominated for election at the annual meeting of the Company’s stockholders.

In considering possible candidates for election as a director, the nominating committee takes into account, in addition to such other factors as it shall deem relevant, the desirability of selecting directors who:

•       are of high character and integrity;

•       are accomplished in their respective fields, with superior credentials and recognition;

•       have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•       have sufficient time available to devote to the affairs of the Company;

•       are able to work with the other members of the board of directors and contribute to the success of the Company;

•       can represent the long-term interests of the Company’ stockholders as a whole; and

•       are selected such that the board of directors represents a range of backgrounds and experience.

The nominating committee also considers all applicable legal and regulatory requirements that govern the composition of the board of directors.

The nominating committee may consider recommendations for nomination of directors from our stockholders. Nominations made by stockholders must be delivered to or mailed (setting forth the information required by our Bylaws) and received at our principal executive offices not earlier than 150 days nor fewer than 120 days in advance of the first anniversary of the date on which we first mailed our proxy materials for the previous year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received not earlier than the 150th day prior to the date of such annual meeting nor later than the later of (i) the 120th day prior to the date of such annual meeting or (ii) the 10th day following the day on which public announcement of such meeting date is first made.

In addition to information regarding the nominating stockholder as set forth in the Company’s Bylaws, a stockholder’s notice shall set forth as to each individual whom the stockholder proposes to nominate for election or reelection as a director:

•       the name, age, business address and residence address of such individual;

•       the class, series and number of any shares of stock of the Company that are beneficially owned by such individual;

•       the date such shares were acquired and the investment intent of such acquisition;

•       whether such stockholder believes any such individual is, or is not, an “interested person” of the Company, as defined in the 1940 Act or is, or is not, “independent” as set forth in the requirements established by The NASDAQ Global Select Market or any other exchange or automated quotation service on which the Company’s securities are listed, and information regarding such individual that is sufficient, in the discretion of the board of directors or any committee thereof or any authorized officer of the Company, to make either such determination; and

•       all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act of 1934

(the “Exchange Act”) (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

All nominees properly submitted to the Company (or which the nominating committee otherwise elects to consider) will be evaluated and considered by the members of the nominating committee using the same criteria as nominees identified by the nominating committee itself.

Compensation Committee

We do not have a compensation committee because our executive officers do not receive any direct compensation from us.

Communications Between Stockholders and Board of Directors

The board of directors welcomes communications from the Company’s stockholders. Stockholders may send communications to the board of directors, or to any particular director, to the following address: c/o Ares Capital Management LLC, 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067. Stockholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

Code of Conduct

The Company has adopted a code of conduct which applies to, among others, its officers, including its President and its Chief Financial Officer, as well as the members of the Board. The Company’s code can be accessed via the Company’s website at http://www.arescapitalcorp.com. The Company intends to disclose any amendments to or waivers of required provisions of the code on Form 8-K.

COMPENSATION DISCUSSION AND ANALYSIS

Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of our investment adviser, Ares Capital Management LLC (“Ares Capital Management”), and our administrator, Ares Operations LLC (“Ares Administration”), pursuant to the terms of our investment advisory and management agreement and our administration agreement. Each of our executive officers is an employee of Ares Administration and/or Ares Capital Management. Our day-to-day investment operations are managed by our investment adviser. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by Ares Capital Management. In addition, we reimburse Ares Administration for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including our allocable portion of the cost of our officers and their respective staffs.

Under our investment advisory and management agreement, our investment adviser earned approximately $33 million in fees for the year ended December 31, 2006. In addition, during 2006, we reimbursed Ares Administration $953,400 in connection with our allocable portion of certain expenses under the administration agreement and our investment adviser $853,435  in connection with the reimbursement of certain expenses under the investment advisory and management agreement.

We have entered into indemnification agreements with each of our current directors and officers and with members of our investment adviser’s investment committee. The indemnification agreements attempt to provide these directors and senior officers the maximum indemnification permitted under Maryland law and the 1940 Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities incurred which such person may incur by reason of his status as a present or former director or officer or member of our investment adviser’s investment committee in any action or proceeding arising out of the performance.

DIRECTOR COMPENSATION TABLE

The following table shows information regarding the compensation received by the directors, none of which is an employee of the Company, for the fiscal year ended December 31, 2006. No compensation is paid by the Company to directors who are or are being treated as “interested persons.”  No information has been provided with respect to executive officers of the Company, since our executive officers do not receive any direct compensation from us.

Name	Aggregate compensation from the Company(1)	Pension or retirement benefits accrued as part of our expenses(2)	Total compensation from Fund and Fund Complex paid to directors
Independent directors
Douglas E. Coltharp	$89,000	None	$89,000
Frank E. O’Bryan	$84,000	None	$84,000
Eric B. Siegel	$86,000	None	$86,000
Interested directors
Robert L. Rosen(3)	None	None	None
Bennett Rosenthal	None	None	None

(1)          For a discussion of the independent directors’ compensation, see below.

(2)          We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(3)          While Mr. Rosen did not receive any compensation from the Company or the Fund Complex for the fiscal year ended December 31, 2006, he did receive $75,000 from Ares Management LLC for such period in connection with his service as a director of the Company.

The independent directors receive an annual fee of $50,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and will receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $5,000 and each chairman of any other committee receives an annual fee of $2,000 for their additional services in these capacities. In addition, we have purchased directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors have the option to receive their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have procedures in place for the review, approval and monitoring of transactions involving us and certain persons related to us. For example, we have a Code of Conduct that generally prohibits any employee, officer or director from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company. Waivers to the Code of Conduct can generally only be obtained from the Chief Compliance Officer, the Chairman of the board of directors or the Chairman of the audit committee  of the board of directors and are publicly disclosed as required by applicable law and regulations.  In addition,  the audit committee of the board of directors is required to review and approve all related- party transactions (as defined in Item 404 of Regulation S-K) .

As a business development company, the 1940 Act also imposes regulatory restrictions on our ability to engage in certain related party transactions. For example, without obtaining an exemptive order from the SEC, we would not generally be permitted to invest in any portfolio company in which Ares or any of its affiliates currently has an investment (although we may co-invest on a concurrent basis with funds managed by Ares, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures). We have separate policies and procedures that have been adopted to ensure that we do not enter into any such prohibited transactions, without seeking necessary approvals from our Board of Directors or the SEC.

We are party to an investment advisory and management agreement with Ares Capital Management, whose sole member is Ares Management LLC, an entity in which certain members of our senior management and our chairman of the board have indirect ownership and financial interests. Certain members of our senior management also serve as principals of other investment managers affiliated with Ares Management LLC that may in the future manage investment funds with investment objectives similar to ours. In addition, certain of our executive officers and directors and the members of the investment committee of our investment adviser, Ares Capital Management, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Ares Management LLC. However, our investment adviser and Ares Management LLC intend to allocate investment opportunities in a fair and equitable manner that meets our investment objectives and strategies so that we are not disadvantaged in relation to any other client. The address of Ares Capital Management LLC is 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067.

Pursuant to the terms of the administration agreement, Ares Administration currently provides us with administrative services necessary to conduct our day-to-day operations. Ares Management LLC is the sole member of and controls Ares Administration. The address of Ares Administration is 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067.

We lease office facilities directly (the “Office Space”) from a third party. In addition, we have a sublease agreement with Ares Management LLC whereby Ares Management LLC subleases approximately 25% of the Office Space for a fixed rent equal to 25% of the basic annual rent payable by us under our lease, plus certain additional costs and expenses.

We have also entered into a license agreement with Ares pursuant to which Ares has agreed to grant us a non-exclusive, royalty-free license to use the name ‘‘Ares.’’  Under this agreement, we will have a right to use the Ares name, for so long as Ares Capital Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the ‘‘Ares’’ name. This license agreement will remain in effect for so long as the investment advisory and management agreement with our investment adviser is in effect.

In connection with our initial public offering, our investment adviser paid to underwriters, on our behalf, an additional sales load of $2,475,000. This amount accrued interest at a variable rate that adjusted quarterly equal to the three-month LIBOR plus 2.00% per annum. We repaid this amount in full, plus accrued and unpaid interest, in February 2006.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the board of directors has selected KPMG LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2007 and is submitting the selection of KPMG LLP to the stockholders for ratification.

If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain KPMG LLP. Even if the selection is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of a majority of the votes cast at the Annual Meeting will be required to ratify the selection of KPMG LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2007.

KPMG LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its subsidiaries.

The Company expects that a representative of KPMG LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she so chooses and will be available to answer questions.

The Company engaged KPMG LLP to act as its independent registered public accounting firm during 2006.

FEES PAID TO KPMG LLP FOR 2006

The following are aggregate fees billed to the Company by KPMG LLP during each of the last two fiscal years:

	Fiscal Year Ended December 31
	2006	2005
Audit Fees	$345,000	$201,000
Audit-Related Fees	$262,900	$70,000
Tax Fees	$411,978	$40,000
All Other Fees	$148,895	$—
Total Fees	$1,168,773	$311,000

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings.

Audit Related Fees

Audit-related fees are fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”

Tax Fees

Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, customs and duties, mergers and acquisitions, and international tax planning.

All Other Fees

All other fees consist of fees for products and services other than the services reported above.

The Audit Committee, or the Chairman of the Audit Committee to whom such authority was delegated by the Audit Committee, must pre-approve all services provided by the independent registered public accounting firm. Any such pre-approval by the Chairman must be presented to the Audit Committee at its next scheduled meeting. The Audit Committee has also adopted policies and procedures for pre-approving certain non-prohibited work performed by our independent registered public accounting firm. Specifically, the committee has pre-approved the use of KPMG for detailed, specific types of services within the  following categories: permitted audit, audit-related, tax and other. In each case, the committee has also set a specific annual limit on the amount of such services which the Company would obtain from our independent registered public accounting firm. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management. All of the audit and audit-related services provided by KPMG LLP for the fiscal years ended December 31, 2005 and 2006 were pre-approved by the audit committee.

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any such filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

REPORT OF THE AUDIT COMMITTEE

Our role is to assist the board of directors in fulfilling its oversight responsibilities by (i) overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements, and (ii) reviewing the financial reports and other financial information provided by the Company to the public. However, it is not our duty to plan or conduct the audits or to determine that the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the Company’s independent registered public accounting firm.

We have reviewed and discussed the Company’s audited financial statements with management and with KPMG LLP, the Company’s independent registered public accounting firm for 2006. We have discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. We have received from KPMG LLP the written statements required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, as adopted by the PCAOB in Rule 3600T, and have discussed with the independent registered public accounting firm its independence.

Based on the review and discussions referred to above, we have recommended to the board of directors that the audited consolidated financial statements for the year ended December 31, 2006 be included in the Company’s Annual Report on Form 10-K for such year for filing with the Commission. In addition, we have engaged KPMG LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2007, and have directed that the selection of KPMG LLP should be submitted to the Company’s stockholders for ratification.

The Audit Committee
Douglas E. Coltharp (Chairman)
Frank E. O’Bryan
Eric B. Siegel

The affirmative vote of a majority of the votes cast at the Annual Meeting is required for ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007. The persons named in the accompanying proxy intend to vote proxies received by them in favor of this proposal unless a choice “Against” or “Abstain” is specified.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2008 ANNUAL MEETING

Stockholders may present proper nominations of candidates for director or other proposals for inclusion in our proxy statement and proxy card for consideration at the next annual meeting of stockholders by submitting such nominations or proposals in writing to the Secretary of the Company in a timely manner, calculated in the manner provided in Rule 14a-8(e) of the Exchange Act, applicable state law and our Charter Documents. We expect that the 2008 Annual Meeting of Stockholders will be held in May 2008, but the exact date, time and location of such meeting have yet to be determined.

Deadlines for Submitting Stockholder Proposals for Inclusion in the Company’s Proxy Statement and Proxy Card

To be considered timely under Rule 14a-8(e) of the Exchange Act for inclusion in the Company’s proxy statement and proxy card for a regularly scheduled annual meeting, a stockholder’s nomination of a candidate for director or other proposal must be received at the Company’s principal executive offices not less than 120 calendar days before the anniversary of the date the Company’s proxy statement was released to stockholders for the previous year’s annual meeting. Accordingly, a stockholder’s nomination of a candidate for director or other proposal must be received no later than December 28, 2007 in order to be included in the Company’s proxy statement and proxy card for the 2008 Annual Meeting.

Deadlines for Submitting Notice of Stockholder Proposals for Consideration at the Company’s Annual Meeting

The deadline for submitting notice of a stockholder’s nomination of a candidate for director or other proposal for consideration at the 2008 Annual Meeting, under the Company’s current Bylaws is not earlier than the 150th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, a stockholder’s nomination of a candidate for director or other proposal must be received no earlier than November 28, 2007 and no later than 5:00 p.m., Eastern Time, on December 28, 2007 in order to be considered at the 2008 Annual Meeting. In order to be considered timely, such notice shall be delivered to the Secretary at the principal executive office of the Company and shall set forth all information required under Section 11 of Article II of the Company’s Bylaws.

OTHER MATTERS

The board of directors is not aware of any other matters to be presented at the Annual Meeting. Should any other matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxies to vote in accordance with their discretion on such matters.

You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

By Order of the Board of Directors,

Bennett Rosenthal
Chairman of the Board of Directors

Los Angeles, California
April 30, 2007

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

[ARES CAPITAL CORPORATION LOGO]

PROXY — ARES CAPITAL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ARES CAPITAL CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS MAY 30, 2007

The undersigned hereby appoints Michael J. Arougheti, Michael D. Weiner, Joshua Bloomstein and Hue H. Nguyen, or any one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to attend the Annual Meeting of Stockholders of the Company to be held at The Hyatt Regency Century Plaza, 2025 Avenue of the Stars, Los Angeles, California 90067, on May 30, 2007 at 11:00 a.m., Pacific Coast Time, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to such meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED HEREIN.  IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” PROPOSALS 1 and 2.  The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter, including proposal 3, and including a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies, that may properly come before the meeting or any adjournment or postponement thereof. At the present time, the board of directors knows of no other business to be presented at the meeting.

Please mark, sign and return this proxy in the enclosed envelope.

Your vote is important.  Please vote immediately.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[ARES CAPITAL CORPORATION LOGO]

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A  Proposals — The Board of Directors recommends a vote FOR Proposals No. 1 and 2.

1.		Election of Directors

			For	Withhold
01	-	Frank E. O’Bryan*	☐	☐
02	-	Eric B. Siegel*	☐	☐

* To elect the following two persons (except as marked to the contrary) as Class III directors of the Company for a three year term expiring in 2010, and until their successors are duly elected and qualify.

2.		To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2007.			FOR ☐	AGAINST ☐	ABSTAIN ☐

3.		To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting or any adjournment or postponement thereof.

B  Non-Voting Items

Change of Address — Please print your new address below.

C  Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE:  Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign.  When signing as an attorney, executor, administrator, guardian or corporate officer, please provide your FULL title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.